Oppenheimer
       Multiple
       Strategies Fund


                                                       Annual Report
                                                    September 30, 2002


Fund Highlights
Performance Update
Investment Strategy Discussion
Listing of Individual Investments

"Oppenheimer Multiple Strategies Fund helped shelter shareholders from the full brunt of the stock market's decline. In an environment characterized by corporate scandals, terrorism and a weak economy, the Fund's bond portfolio helped offset losses among equities. Within the stock portfolio, some defensive holdings such as healthcare and food retailers, held their value better than more growth-oriented positions."

[LOGO]OppenheimerFunds(R)
The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Multiple Strategies Fund seeks high total investment return consistent with the preservation of principal.


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

11  Financial
    Statements

43  Independent
    Auditors' Report

44  Federal Income Tax
    Information

45  Trustees and Officers

52  Privacy Policy Notice




Average Annual Total Returns*
          For the 1-Year Period
          Ended 9/30/02
          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -8.58%       -13.83%
Class B   -9.38        -13.70
Class C   -9.41        -10.27
Class N   -8.94         -9.81


Top Ten Common Stock Holdings(1)
Viacom, Inc., Cl. B                                      1.8%
International Business Machines Corp.                    1.6
Bank of America Corp.                                    1.3
J.P. Morgan Chase & Co.                                  1.0
Johnson & Johnson                                        1.0
Unocal Corp.                                             0.9
Abbott Laboratories                                      0.8
Novartis AG                                              0.8
AT&T Corp.                                               0.8
Intel Corp.                                              0.8

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

1. Portfolio is subject to change. Percentages are as of September 30, 2002, and are based on net assets.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,


As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

[PHOTO OMITTED]
John V. Murphy
President
Oppenheimer
Multiple Strategies Fund


1 | OPPENHEIMER MULTIPLE STRATEGIES FUND

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY
------------------
    John V. Murphy
    October 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


2 | OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer Multiple Strategies Fund perform during the 12-month period that ended September 30, 2002?

A. While negative returns are never satisfying, we believe that challenging conditions in the U.S. stock market once again demonstrated the value of broadly diversified, balanced portfolios such as those in the Fund. Although the Fund's Class A shares returned -13.83% after taking sales charges into account, the Fund outpaced its benchmark, the S&P 500 Composite Stock Price Index.(2) In what is potentially shaping up to be the third consecutive year of negative stock market performance, the Fund's bond portfolio helped cushion equity-related losses. Within the Fund's stock portfolio, our multi-style, multi-capitalization approach helped the Fund avoid the brunt of particularly disappointing returns produced by individual stocks and industry groups.

How has recent economic weakness affected the Fund's performance?

When the reporting period began, the U.S. was mired in a recession that had recently been intensified by the September 11 attacks. In that environment, the Federal Reserve Board continued to reduce short-term interest rates aggressively, driving the benchmark federal funds rate to 1.75%, its lowest level in 40 years. As investors began to anticipate the start of an economic recovery, both stocks and bonds rallied off the lows established after the attacks. The Fund benefited during the market rebound because it was invested opportunistically during the decline in some hard hit industries, including several consumer-oriented stocks that bounced back quickly when investors recognized their value.
   When the economic recovery finally arrived in early 2002, however, it proved to be less robust and more uncertain than most investors had hoped. As a result, the Fed held interest

[SIDEBAR]
Portfolio Management Team
Richard Rubinstein
David Negri
George Evans
Michael Levine
Susan Switzer

2. The S&P 500 Index had a one-year return for the period ended 9/30/02 of -20.49%. For more information on the S&P 500 please see "Comparing the Fund's Performance to the Market" on page 7.


3 | OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

rates steady through the remainder of the reporting period, contrary to investors' early expectations that interest rates would rise. The economy's lackluster growth proved positive for U.S. government bonds, which benefited from a "flight to quality" among investors. The Fund's broad, multi-sector exposure to the bond market hindered performance in this environment. Although the Fund's holdings of U.S. Treasury securities and high quality corporates rallied, its high yield bonds, emerging market bonds and mortgage-backed securities languished, detracting from overall performance.

What factors contributed positively to the Fund's performance?

In addition to U.S. Treasury securities, relatively attractive returns were produced by the equity portfolio's tilt toward the value style of investing. Value investors favor companies that are attractively priced relative to their future earnings potential, and the value style tends to preserve capital more effectively during downturns than other investment approaches. As of the end of the reporting period, approximately 40% of the Fund's stocks fell under the value category. In contrast, the growth style represented the next largest area of concentration at about 25%.
   The Fund's equity returns were also boosted by its ability to invest across different capitalization ranges. Because smaller companies generally provided higher returns than large-cap stocks during the 12-month period, the Fund benefited from its exposure to small- and mid-cap companies. In addition, the Fund maintained a relatively high percentage of assets in cash through much of the period, helping to preserve capital. Finally, the Fund's foreign stock positions benefited from the favorable movements of currency exchange rates.

How did the Fund's stock portfolio change during the reporting period?

As we mentioned in our semiannual report to shareholders six months ago, we substantially increased the Fund's exposure to the healthcare group, primarily among pharmaceutical

[SIDEBAR]
Our strategy of diversifying broadly across asset classes, investment styles and capitalization ranges helped the Fund avoid the brunt of the stock market's steep declines.

4 | OPPENHEIMER MULTIPLE STRATEGIES FUND companies. In our view, many drug stocks fell to unwarranted low levels because of concerns that upcoming patent expirations and potential government regulation might limit earnings. Despite these factors, we believe that profits at pharmaceutical companies should continue to grow, partly because we expect demographic trends to increasingly favor drug therapies. We also added to other holdings that we consider defensive, including food retailers. After all, people continue to need food and medicine regardless of the economic environment.
   On the other hand, we reduced the Fund's energy holdings because of our view that high prevailing oil prices limited their opportunities for future gains. Otherwise, we identified opportunities to invest in individual companies that we considered attractive. For example, we liked auto parts retailer Delphi Corp. and financial services provider CIT Group, Inc. because of their low stock prices and ability to generate substantial levels of cash flow. We also invested opportunistically in companies that we believe will survive current industry downturns, including advertising conglomerate Omnicom Group, Inc., Delta Air Lines, Inc. and technology companies EMC Corp. and Cisco Systems, Inc.

What is your outlook for the foreseeable future?

We are cautiously optimistic. We expect stock market volatility to continue over the near term as long as current economic and political uncertainties persist. However, we believe that volatility breeds opportunity when fundamentally sound companies see their stocks decline because of concerns that have little to do with their businesses or markets. That's why we believe in owning companies, not stocks. We look at factors such as book value, effective barriers to entry and return on equity to determine whether these are businesses we would like to buy at their

Average Annual Total Returns with Sales Charge
For the Periods Ended 9/30/02(3)
Class A
1-Year  5-Year 10-Year
-------------------------
-13.83% 0.07%   7.37%
Class B        Since
1-Year  5-Year Inception
-------------------------
-13.70% 0.16%   5.67%
Class C        Since
1-Year  5-Year Inception
-------------------------
-10.27% 0.43%   6.22%
Class N        Since
1-Year  5-Year Inception
-------------------------
 -9.81% N/A   -11.35%

3. See Notes on page 10 for further details.


5 | OPPENHEIMER MULTIPLE STRATEGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

current prices. In the current environment, the answer is frequently "yes" when we look at these companies' earnings potential if the U.S. economy recovers moderately into 2003 and beyond helping to make Oppenheimer Multiple Strategies Fund an important part of The Right Way to Invest.


Top Five Common Stock Industries(5)
-------------------------------------------------------------
Pharmaceuticals                                          5.2%
-------------------------------------------------------------
Media                                                    3.9
-------------------------------------------------------------
Oil & Gas                                                3.3
-------------------------------------------------------------
Banks                                                    3.3
-------------------------------------------------------------
Chemicals                                                2.8


Portfolio Allocation(4)
[GRAPHIC OMITTED]

Stocks          50.8%
Bonds           35.0
Cash
Equivalents     14.2

4. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on total market value of investments.
5. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on net assets.


6 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market indices.
Management's Discussion of Performance. During the Fund's fiscal year that ended September 30, 2002, Oppenheimer Multiple Strategies Fund's Class A performance (-13.83% after taking sales charges into account) was strongly influenced by changing economic and market conditions. Prices of interest rate-sensitive bonds rallied in the low interest rate-environment, offsetting losses among high yield fixed-income securities and emerging market bonds. In the stock portfolio, the Fund benefited from its holdings of small- and mid-cap stocks, which generally performed better than their large-cap counterparts. The Fund also benefited from the portfolio manager's decision to emphasize the value style of investing over other investment approaches. The Fund's technology holdings generally detracted from returns, but we continue to focus on dominant companies that we believe should benefit in a recovery. The Fund's portfolio holdings and allocations are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class N shares of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the class on August 29, 1995. In the case of Class C shares, performance is measured from inception of the class on December 1, 1993. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 2% (5-year) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C and Class N shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   Because the Fund invests in a variety of equity and fixed-income securities, the Fund's performance is compared to the performance of two indices: (i) the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market; and (ii) the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.

7 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Oppenheimer Multiple
            Strategies Fund                        Lehman Brothers
              (Class A)         S&P 500 Index    Aggregate Bond Index

 12/31/1992   $ 9,425              $10,000           $10,000
 03/31/1993     9,871               10,436            10,413
 06/30/1993    10,149               10,486            10,690
 09/30/1993    10,570               10,757            10,968
 12/31/1993    10,961               11,006            10,975
 03/31/1994    10,613               10,589            10,660
 06/30/1994    10,511               10,633            10,550
 09/30/1994    10,989               11,152            10,615
 12/31/1994    10,787               11,150            10,655
 03/31/1995    11,509               12,235            11,192
 06/30/1995    12,253               13,401            11,874
 09/30/1995    12,957               14,465            12,107
 12/31/1995    13,245               15,335            12,623
 03/31/1996    13,782               16,158            12,399
 06/30/1996    14,182               16,883            12,470
 09/30/1996(6) 14,731               17,405            12,701
 12/31/1996    15,527               18,854            13,082
 03/31/1997    15,636               19,361            13,008
 06/30/1997    17,051               22,737            13,486
 09/30/1997    18,482               24,440            13,934
 12/31/1997    18,286               25,142            14,345
 03/31/1998    19,605               28,647            14,568
 06/30/1998    19,653               29,598            14,908
 09/30/1998    17,612               26,660            15,538
 12/31/1998    19,575               32,332            15,591
 03/31/1999    19,817               33,943            15,513
 06/30/1999    21,298               36,331            15,377
 09/30/1999    20,481               34,068            15,481
 12/31/1999    21,650               39,133            15,462
 03/31/2000    22,883               40,029            15,804
 06/30/2000    23,044               38,966            16,079
 09/30/2000    23,207               38,588            16,564
 12/31/2000    23,073               35,571            17,260
 03/31/2001    22,824               31,357            17,784
 06/30/2001    24,189               33,190            17,884
 09/30/2001    21,520               28,321            18,709
 12/31/2001    23,462               31,347            18,718
 03/31/2002    23,592               31,433            18,735
 06/30/2002    21,852               27,224            19,427
 09/30/2002    19,674               22,524            20,317

Average Annual Total Returns of Class A Shares of the Fund at 9/30/02(7)
1-Year -13.83%    5-Year 0.07%    10-Year 7.37%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Oppenheimer Multiple
            Strategies Fund                          Lehman Brothers
              (Class B)           S&P 500 Index    Aggregate Bond Index

08/29/1995    $10,000               $10,000             $10,000
09/30/1995     10,241                10,422              10,097
12/31/1995     10,444                11,049              10,528
03/31/1996     10,825                11,642              10,341
06/30/1996     11,113                12,163              10,400
09/30/1996(6)  11,526                12,540              10,592
12/31/1996     12,121                13,584              10,910
03/31/1997     12,176                13,949              10,849
06/30/1997     13,246                16,382              11,247
09/30/1997     14,332                17,609              11,621
12/31/1997     14,143                18,114              11,963
03/31/1998     15,144                20,639              12,149
06/30/1998     15,140                21,324              12,433
09/30/1998     13,544                19,208              12,959
12/31/1998     15,020                23,295              13,002
03/31/1999     15,176                24,455              12,938
06/30/1999     16,275                26,175              12,824
09/30/1999     15,623                24,545              12,911
12/31/1999     16,482                28,194              12,895
03/31/2000     17,379                28,840              13,180
06/30/2000     17,468                28,074              13,409
09/30/2000     17,545                27,802              13,814
12/31/2000     17,426                25,628              14,395
03/31/2001     17,195                22,592              14,831
06/30/2001     18,187                23,913              14,915
09/30/2001     16,166                20,404              15,603
12/31/2001     17,624                22,584              15,610
03/31/2002     17,722                22,647              15,625
06/30/2002     16,415                19,614              16,202
09/30/2002     14,780                16,228              16,944

Average Annual Total Returns of Class B Shares of the Fund at 9/30/02(7)
1-Year -13.70%    5-Year 0.16%    Since Inception 5.67%

6. The Fund changed its fiscal year end from 12/31 to 9/30.
7. See Notes on page 10 for further details.

8 | OPPENHEIMER MULTIPLE STRATEGIES FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Oppenheimer Multiple
            Strategies Fund                          Lehman Brothers
              (Class C)           S&P 500 Index    Aggregate Bond Index

12/01/1993     $10,000                $10,000            $10,000
12/31/1993      10,219                 10,121             10,054
03/31/1994       9,865                  9,738              9,766
06/30/1994       9,746                  9,778              9,665
09/30/1994      10,171                 10,256              9,724
12/31/1994       9,963                 10,254              9,761
03/31/1995      10,604                 11,251             10,253
06/30/1995      11,261                 12,324             10,878
09/30/1995      11,892                 13,302             11,092
12/31/1995      12,124                 14,103             11,564
03/31/1996      12,591                 14,859             11,359
06/30/1996      12,925                 15,525             11,424
09/30/1996(6)   13,403                 16,005             11,635
12/31/1996      14,101                 17,338             11,984
03/31/1997      14,164                 17,804             11,917
06/30/1997      15,415                 20,910             12,355
09/30/1997      16,676                 22,476             12,765
12/31/1997      16,468                 23,121             13,141
03/31/1998      17,618                 26,344             13,345
06/30/1998      17,625                 27,218             13,657
09/30/1998      15,771                 24,517             14,235
12/31/1998      17,481                 29,733             14,283
03/31/1999      17,662                 31,214             14,212
06/30/1999      18,951                 33,410             14,087
09/30/1999      18,180                 31,329             14,183
12/31/1999      19,176                 35,987             14,165
03/31/2000      20,231                 36,811             14,478
06/30/2000      20,320                 35,833             14,730
09/30/2000      20,424                 35,486             15,174
12/31/2000      20,271                 32,712             15,812
03/31/2001      20,018                 28,836             16,292
06/30/2001      21,168                 30,522             16,384
09/30/2001      18,790                 26,044             17,139
12/31/2001      20,441                 28,827             17,147
03/31/2002      20,525                 28,906             17,163
06/30/2002      18,976                 25,036             17,797
09/30/2002      17,036                 20,713             18,613

Average Annual Total Returns of Class C Shares of the Fund at 9/30/02(7)
1-Year -10.27%    5-Year 0.43%    Since Inception 6.22%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Oppenheimer Multiple
            Strategies Fund                          Lehman Brothers
              (Class N)           S&P 500 Index    Aggregate Bond Index

03/01/2001    $10,000                $10,000             $10,000
03/31/2001      9,640                  9,367              10,050
06/30/2001     10,197                  9,915              10,107
09/30/2001      9,070                  8,460              10,573
12/31/2001      9,876                  9,364              10,578
03/31/2002      9,930                  9,390              10,588
06/30/2002      9,190                  8,132              10,979
09/30/2002      8,266                  6,728              11,482

Average Annual Total Returns of Class N Shares of the Fund at 9/30/02(7)
1-Year  -9.81%             Since Inception  -11.35%

The performance information for both indices in the graphs begins on 12/31/92 for Class A, 8/31/95 for Class B, 11/30/93 for Class C and 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

9 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  September 30, 2002

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Common Stocks--50.3%
----------------------------------------------------------------------------------
 Consumer Discretionary--9.1%
----------------------------------------------------------------------------------
 Auto Components--0.8%
 Borg-Warner Automotive, Inc.(1)                             43,000    $ 2,134,520
----------------------------------------------------------------------------------
 Delphi Corp.                                               250,000      2,137,500
                                                                       -----------
                                                                         4,272,020

----------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--0.7%
 Brinker International, Inc.(2)                              90,000      2,331,000
----------------------------------------------------------------------------------
 MGM Mirage, Inc.(2)                                         49,700      1,853,810
                                                                       -----------
                                                                         4,184,810

----------------------------------------------------------------------------------
 Household Durables--0.8%
 Matsushita Electric Industrial Co. Ltd., Sponsored ADR     100,000      1,037,000
----------------------------------------------------------------------------------
 Nintendo Co. Ltd.                                           16,000      1,863,644
----------------------------------------------------------------------------------
 Sony Corp.                                                  13,000        545,671
----------------------------------------------------------------------------------
 Sony Corp., Sponsored ADR                                   10,000        411,000
----------------------------------------------------------------------------------
 Toll Brothers, Inc.(2)                                      22,200        482,628
                                                                       -----------
                                                                         4,339,943

----------------------------------------------------------------------------------
 Leisure Equipment & Products--1.2%
 Callaway Golf Co.(1)                                       155,000      1,612,000
----------------------------------------------------------------------------------
 Mattel, Inc.                                               163,000      2,935,630
----------------------------------------------------------------------------------
 Shimano, Inc.                                              165,000      2,473,509
                                                                       -----------
                                                                         7,021,139

----------------------------------------------------------------------------------
 Media--3.9%
 Cox Radio, Inc., Cl. A(2)                                   61,900      1,619,304
----------------------------------------------------------------------------------
 EchoStar Communications Corp., Cl. A(2)                    132,000      2,283,600
----------------------------------------------------------------------------------
 General Motors Corp., Cl. H(2)                              56,000        512,400
----------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored ADR, Preference            60,000        996,000
----------------------------------------------------------------------------------
 Omnicom Group, Inc.(1)                                      61,900      3,446,592
----------------------------------------------------------------------------------
 Reed Elsevier plc                                          180,000      1,546,967
----------------------------------------------------------------------------------
 SCMP Group Ltd.                                          2,356,000      1,019,475
----------------------------------------------------------------------------------
 SES Global, FDR                                            110,000        543,565
----------------------------------------------------------------------------------
 Viacom, Inc., Cl. B(2)                                     260,000     10,543,000
                                                                       -----------
                                                                        22,510,903

----------------------------------------------------------------------------------
 Multiline Retail--0.3%
 Federated Department Stores, Inc.(1,2)                      37,500      1,104,000
----------------------------------------------------------------------------------
 Sears Roebuck & Co.                                         20,000        780,000
                                                                       -----------
                                                                         1,884,000


11 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
 Specialty Retail--1.0%
 Borders Group, Inc.(1,2)                                    90,000    $ 1,422,000
----------------------------------------------------------------------------------
 Children's Place Retail Stores, Inc.(2)                     42,000        424,200
----------------------------------------------------------------------------------
 Gap, Inc. (The)                                            160,000      1,736,000
----------------------------------------------------------------------------------
 Talbots, Inc. (The)                                         44,000      1,232,000
----------------------------------------------------------------------------------
 Tiffany & Co.(1)                                            33,000        707,190
                                                                       -----------
                                                                         5,521,390

----------------------------------------------------------------------------------
 Textiles & Apparel--0.4%
 Compagnie Financiere Richemont AG, A Units                  30,650        454,590
----------------------------------------------------------------------------------
 Nike, Inc., Cl. B(1)                                        44,000      1,899,920
                                                                       -----------
                                                                         2,354,510

----------------------------------------------------------------------------------
 Consumer Staples--3.2%
----------------------------------------------------------------------------------
 Food & Drug Retailing--0.3%
 Safeway, Inc.(2)                                            77,000      1,717,100
----------------------------------------------------------------------------------
 Food Products--1.2%
 ConAgra Foods, Inc.                                         65,000      1,615,250
----------------------------------------------------------------------------------
 Sara Lee Corp.                                              66,000      1,207,140
----------------------------------------------------------------------------------
 Tyson Foods, Inc., Cl. A                                   205,000      2,384,150
----------------------------------------------------------------------------------
 Unilever NV, NY Shares                                      33,500      1,991,575
                                                                       -----------
                                                                         7,198,115

----------------------------------------------------------------------------------
 Personal Products--1.0%
 Estee Lauder Cos., Inc. (The), Cl. A                        60,000      1,724,400
----------------------------------------------------------------------------------
 Wella AG                                                    93,210      3,971,269
                                                                       -----------
                                                                         5,695,669

----------------------------------------------------------------------------------
 Tobacco--0.7%
 Philip Morris Cos., Inc.                                   100,000      3,880,000
----------------------------------------------------------------------------------
 Energy--4.6%
----------------------------------------------------------------------------------
 Energy Equipment & Services--1.3%
 Cooper Cameron Corp.(2)                                     23,000        960,480
----------------------------------------------------------------------------------
 Core Laboratories NV(2)                                     91,000        852,670
----------------------------------------------------------------------------------
 GlobalSantaFe Corp.                                         91,000      2,033,850
----------------------------------------------------------------------------------
 Noble Corp.(1,2)                                            98,000      3,038,000
----------------------------------------------------------------------------------
 Petroleum Geo-Services ASA, Sponsored ADR(2)               110,000         83,600
----------------------------------------------------------------------------------
 Transocean, Inc.(1)                                         20,000        416,000
                                                                       -----------
                                                                         7,384,600

----------------------------------------------------------------------------------
 Oil & Gas--3.3%
 ChevronTexaco Corp.                                         11,000        761,750
----------------------------------------------------------------------------------
 Devon Energy Corp.(1)                                       62,000      2,991,500
----------------------------------------------------------------------------------
 Exxon Mobil Corp.                                           16,000        510,400
----------------------------------------------------------------------------------
 Houston Exploration Co.(2)                                  21,700        675,955


12 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Oil & Gas Continued
 Ocean Energy, Inc.                                          60,000    $ 1,197,000
----------------------------------------------------------------------------------
 Perez Companc SA, Sponsored ADR(2)                          28,336        142,530
----------------------------------------------------------------------------------
 Petroleo Brasileiro SA, Preference                          33,300        312,108
----------------------------------------------------------------------------------
 Talisman Energy, Inc.                                       90,000      3,608,624
----------------------------------------------------------------------------------
 TotalFinaElf SA, Sponsored ADR                              33,000      2,173,050
----------------------------------------------------------------------------------
 Unocal Corp.(1)                                            173,000      5,430,470
----------------------------------------------------------------------------------
 Westport Resources Corp.(2)                                 74,900      1,370,670
                                                                       -----------
                                                                        19,174,057

----------------------------------------------------------------------------------
 Financials--7.4%
----------------------------------------------------------------------------------
 Banks--3.3%
 Bank of America Corp.(1)                                   114,000      7,273,200
----------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The)                            73,000      2,098,020
----------------------------------------------------------------------------------
 BBVA Banco Frances SA, ADR(2)                               25,000         43,750
----------------------------------------------------------------------------------
 U.S. Bancorp                                               110,000      2,043,800
----------------------------------------------------------------------------------
 UBS AG(2)                                                   33,600      1,398,100
----------------------------------------------------------------------------------
 UniCredito Italiano SpA                                    620,000      2,242,650
----------------------------------------------------------------------------------
 Washington Mutual, Inc.                                    110,000      3,461,700
                                                                       -----------
                                                                        18,561,220

----------------------------------------------------------------------------------
 Diversified Financials--1.5%
 CIT Group, Inc.(2)                                          91,000      1,636,180
----------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                    315,000      5,981,850
----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                   36,000      1,186,200
                                                                       -----------
                                                                         8,804,230

----------------------------------------------------------------------------------
 Insurance--0.9%
 American International Group, Inc.                          37,000      2,023,900
----------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                     64,000      2,624,000
----------------------------------------------------------------------------------
 Zurich Financial Services AG                                 3,300        308,003
                                                                       -----------
                                                                         4,955,903

----------------------------------------------------------------------------------
 Real Estate--1.7%
 Camden Property Trust                                       35,000      1,160,250
----------------------------------------------------------------------------------
 CarrAmerica Realty Corp.                                    45,000      1,132,650
----------------------------------------------------------------------------------
 Developers Diversified Realty Corp.                         54,000      1,188,540
----------------------------------------------------------------------------------
 Equity Office Properties Trust                              59,000      1,523,380
----------------------------------------------------------------------------------
 Health Care Property Investors, Inc.                        48,000      2,044,800
----------------------------------------------------------------------------------
 Host Marriott Corp.(2)                                     295,000      2,737,600
----------------------------------------------------------------------------------
 IRSA Inversiones y Representaciones SA, Sponsored GDR(2)    33,151        187,303
                                                                       -----------
                                                                         9,974,523


13 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Health Care--8.4%
----------------------------------------------------------------------------------
 Biotechnology--1.1%
 Affymetrix, Inc.(2)                                         52,000    $ 1,081,600
----------------------------------------------------------------------------------
 Human Genome Sciences, Inc.(2)                              89,500      1,079,370
----------------------------------------------------------------------------------
 Millennium Pharmaceuticals, Inc.(1,2)                       46,000        428,720
----------------------------------------------------------------------------------
 Wyeth                                                      105,000      3,339,000
                                                                       -----------
                                                                         5,928,690

----------------------------------------------------------------------------------
 Health Care Equipment & Supplies--0.6%
 Boston Scientific Corp.(2)                                  35,000      1,104,600
----------------------------------------------------------------------------------
 Guidant Corp.(2)                                            76,000      2,455,560
----------------------------------------------------------------------------------
 Sun Healthcare Group, Inc.(2)                                  198          1,050
                                                                       -----------
                                                                         3,561,210

----------------------------------------------------------------------------------
 Health Care Providers & Services--1.5%
 Anthem, Inc.(1,2)                                           20,000      1,300,000
----------------------------------------------------------------------------------
 Covance, Inc.(2)                                           114,000      2,230,980
----------------------------------------------------------------------------------
 Healthsouth Corp.(2)                                       177,000        734,550
----------------------------------------------------------------------------------
 Humana, Inc.(2)                                            142,000      1,760,800
----------------------------------------------------------------------------------
 Quintiles Transnational Corp.(2)                           133,000      1,264,830
----------------------------------------------------------------------------------
 Service Corp. International(2)                             420,000      1,470,000
                                                                       -----------
                                                                         8,761,160

----------------------------------------------------------------------------------
 Pharmaceuticals--5.2%
 Abbott Laboratories                                        118,000      4,767,200
----------------------------------------------------------------------------------
 AstraZeneca plc                                             61,600      1,833,551
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                    73,000      1,737,400
----------------------------------------------------------------------------------
 GlaxoSmithKline plc, ADR                                    84,000      3,228,120
----------------------------------------------------------------------------------
 Johnson & Johnson                                          103,000      5,570,240
----------------------------------------------------------------------------------
 Merck & Co., Inc.                                           15,000        685,650
----------------------------------------------------------------------------------
 Novartis AG                                                118,800      4,697,325
----------------------------------------------------------------------------------
 Pharmacia Corp.                                             50,000      1,944,000
----------------------------------------------------------------------------------
 Pliva d.d., GDR(3)                                          20,000        246,000
----------------------------------------------------------------------------------
 Schering-Plough Corp.                                      121,000      2,579,720
----------------------------------------------------------------------------------
 Watson Pharmaceuticals, Inc.(2)                            107,600      2,637,276
                                                                       -----------
                                                                        29,926,482

----------------------------------------------------------------------------------
 Industrials--2.7%
----------------------------------------------------------------------------------
 Aerospace & Defense--0.5%
 Boeing Co.                                                  47,000      1,604,110
----------------------------------------------------------------------------------
 Northrop Grumman Corp.                                       8,000        992,320
----------------------------------------------------------------------------------
 Orbital Sciences Corp.(2)                                      790          2,686
                                                                       -----------
                                                                         2,599,116


14 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Air Freight & Couriers--0.2%
 United Parcel Service, Inc., Cl. B                          23,000    $ 1,438,190
----------------------------------------------------------------------------------
 Airlines--0.2%
 Delta Air Lines, Inc.(1)                                    70,000        650,300
----------------------------------------------------------------------------------
 Singapore Airlines Ltd.                                    144,000        777,809
                                                                       -----------
                                                                         1,428,109

----------------------------------------------------------------------------------
 Commercial Services & Supplies--0.4%
 Pittston Brink's Group                                     100,000      2,240,000
----------------------------------------------------------------------------------
 Construction & Engineering--0.1%
 Insituform Technologies, Inc., Cl. A(2)                     35,100        503,650
----------------------------------------------------------------------------------
 Electrical Equipment--0.0%
 Active Power, Inc.(2)                                      160,000        214,400
----------------------------------------------------------------------------------
 Industrial Conglomerates--0.3%
 Tyco International Ltd.(1)                                 110,000      1,551,000
----------------------------------------------------------------------------------
 Machinery--0.4%
 Komatsu Ltd.                                               227,000        762,633
----------------------------------------------------------------------------------
 Morgan Crucible Co. plc                                    400,200        376,858
----------------------------------------------------------------------------------
 SureBeam Corp., Cl. A(2)                                   166,885        300,393
----------------------------------------------------------------------------------
 Wolverine Tube, Inc.(2)                                    123,000        753,990
                                                                       -----------
                                                                         2,193,874

----------------------------------------------------------------------------------
 Road & Rail--0.6%
 Burlington Northern Santa Fe Corp.                          56,000      1,339,520
----------------------------------------------------------------------------------
 Swift Transportation Co., Inc.(1,2)                        120,000      1,872,000
                                                                       -----------
                                                                         3,211,520

----------------------------------------------------------------------------------
 Information Technology--7.7%
----------------------------------------------------------------------------------
 Communications Equipment--0.7%
 Brocade Communications Systems, Inc.(2)                     75,000        564,750
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(2)                                     115,000      1,205,200
----------------------------------------------------------------------------------
 Juniper Networks, Inc.(2)                                   45,000        216,000
----------------------------------------------------------------------------------
 Motorola, Inc.                                             183,000      1,862,940
                                                                       -----------
                                                                         3,848,890

----------------------------------------------------------------------------------
 Computers & Peripherals--1.7%
 EMC Corp.(2)                                               131,000        598,670
----------------------------------------------------------------------------------
 International Business Machines Corp.(1)                   160,000      9,342,400
                                                                       -----------
                                                                         9,941,070

----------------------------------------------------------------------------------
 Electronic Equipment & Instruments--1.2%
 Cognex Corp.(2)                                             90,000      1,251,900
----------------------------------------------------------------------------------
 Keyence Corp.                                               13,530      2,271,671
----------------------------------------------------------------------------------
 Millipore Corp.                                             51,000      1,621,290
----------------------------------------------------------------------------------
 Waters Corp.(2)                                             77,000      1,867,250
                                                                       -----------
                                                                         7,012,111


15 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Internet Software & Services--0.1%
 Yahoo!, Inc.(2)                                             43,000    $   411,510
----------------------------------------------------------------------------------
 IT Consulting & Services--0.3%
 Titan Corp. (The)(2)                                       160,000      1,536,000
----------------------------------------------------------------------------------
 Office Electronics--0.2%
 Canon, Inc.                                                 35,000      1,144,242
----------------------------------------------------------------------------------
 Semiconductor Equipment & Products--2.3%
 Analog Devices, Inc.(2)                                     73,000      1,438,100
----------------------------------------------------------------------------------
 Applied Micro Circuits Corp.(2)                            115,000        328,900
----------------------------------------------------------------------------------
 ASML Holding NV(2)                                         113,000        699,470
----------------------------------------------------------------------------------
 Intel Corp.                                                316,000      4,389,240
----------------------------------------------------------------------------------
 KLA-Tencor Corp.(2)                                         60,000      1,676,400
----------------------------------------------------------------------------------
 Lam Research Corp.(2)                                       96,000        854,400
----------------------------------------------------------------------------------
 National Semiconductor Corp.(1,2)                           67,000        799,980
----------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares                 84,000      1,136,520
----------------------------------------------------------------------------------
 Teradyne, Inc.(1,2)                                        150,000      1,440,000
----------------------------------------------------------------------------------
 Texas Instruments, Inc.                                     32,000        472,640
                                                                       -----------
                                                                        13,235,650

----------------------------------------------------------------------------------
 Software--1.2%
 BEA Systems, Inc.(2)                                       130,000        673,400
----------------------------------------------------------------------------------
 i2 Technologies, Inc.(2)                                   165,000         85,800
----------------------------------------------------------------------------------
 Intuit, Inc.(1,2)                                           10,000        455,300
----------------------------------------------------------------------------------
 Peoplesoft, Inc.(2)                                        102,000      1,261,740
----------------------------------------------------------------------------------
 Rational Software Corp.(2)                                  83,000        358,560
----------------------------------------------------------------------------------
 Red Hat, Inc.(2)                                           137,000        650,750
----------------------------------------------------------------------------------
 Reynolds & Reynolds Co., Cl. A                              50,000      1,122,000
----------------------------------------------------------------------------------
 Synopsys, Inc.(2)                                           45,000      1,716,750
----------------------------------------------------------------------------------
 Veritas Software Corp.(2)                                   38,300        561,861
                                                                       -----------
                                                                         6,886,161

----------------------------------------------------------------------------------
 Materials--4.3%
----------------------------------------------------------------------------------
 Chemicals--2.8%
 Cabot Corp.(1)                                              94,600      1,986,600
----------------------------------------------------------------------------------
 Dow Chemical Co.                                            37,000      1,010,470
----------------------------------------------------------------------------------
 Engelhard Corp.(1)                                         110,000      2,621,300
----------------------------------------------------------------------------------
 Ferro Corp.                                                 90,000      2,079,000
----------------------------------------------------------------------------------
 Hercules, Inc.(2)                                          210,000      1,934,100
----------------------------------------------------------------------------------
 International Flavors & Fragrances, Inc.                    85,000      2,707,250
----------------------------------------------------------------------------------
 Monsanto Co.                                                84,823      1,296,944
----------------------------------------------------------------------------------
 Praxair, Inc.(1)                                            43,000      2,197,730
                                                                       -----------
                                                                        15,833,394



16 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Metals & Mining--0.8%
 Alcoa, Inc.                                                 68,000    $ 1,312,400
----------------------------------------------------------------------------------
 Companhia Vale do Rio Doce, Sponsored ADR                   83,200      1,801,280
----------------------------------------------------------------------------------
 GrafTech International Ltd.(2)                             200,000      1,450,000
                                                                       -----------
                                                                         4,563,680

----------------------------------------------------------------------------------
 Paper & Forest Products--0.7%
 Georgia-Pacific Corp.                                      168,000      2,199,120
----------------------------------------------------------------------------------
 Sappi Ltd., Sponsored ADR                                   70,000        801,500
----------------------------------------------------------------------------------
 UPM-Kymmene Oyj                                             45,000      1,236,363
                                                                       -----------
                                                                         4,236,983

----------------------------------------------------------------------------------
 Telecommunication Services--1.3%
----------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.1%
 Adelphia Business Solutions, Inc.(2)                         3,333            117
----------------------------------------------------------------------------------
 Focal Communications Corp.(2)                                3,813          1,906
----------------------------------------------------------------------------------
 SBC Communications, Inc.(1)                                 15,000        301,500
----------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar)             26,283,402        107,557
----------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar), Preference  3,077,585         16,747
----------------------------------------------------------------------------------
 Telefonica SA, BDR(2)                                       16,262        116,603
----------------------------------------------------------------------------------
 WorldCom, Inc./WorldCom Group(2)                           500,000         50,000
                                                                       -----------
                                                                           594,430

----------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.2%
 AT&T Corp.                                                 390,000      4,683,900
----------------------------------------------------------------------------------
 AT&T Wireless Services, Inc.(2)                            425,000      1,751,000
----------------------------------------------------------------------------------
 Millicom International Cellular SA(2)                      225,000        148,725
----------------------------------------------------------------------------------
 Telesp Celular Participacoes SA(2)                      49,153,261         32,727
                                                                       -----------
                                                                         6,616,352

----------------------------------------------------------------------------------
 Utilities--1.6%
----------------------------------------------------------------------------------
 Electric Utilities--0.8%
 Edison International(1,2)                                   58,000        580,000
----------------------------------------------------------------------------------
 Northeast Utilities Co.                                    115,000      1,943,500
----------------------------------------------------------------------------------
 Progress Energy, Inc.                                       37,000      1,512,190
----------------------------------------------------------------------------------
 Xcel Energy, Inc.                                           80,000        744,800
                                                                       -----------
                                                                         4,780,490

----------------------------------------------------------------------------------
 Gas Utilities--0.4%
 El Paso Corp.                                               90,000        744,300
----------------------------------------------------------------------------------
 NiSource, Inc.                                              72,000      1,240,560
                                                                       -----------
                                                                         1,984,860



17 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Multi-Utilities--0.4%
 Energy East Corp.                                           75,000    $ 1,485,750
----------------------------------------------------------------------------------
 NorthWestern Corp.                                          75,000        732,000
                                                                       -----------
                                                                         2,217,750

 Total Common Stocks (Cost $299,977,206)                               287,835,106

==================================================================================
 Preferred Stocks--0.4%
----------------------------------------------------------------------------------

 Qwest Trends Trust, 5.75% Cv.(3)                            40,000        316,800
----------------------------------------------------------------------------------
 Rouse Co. (The), $3.00 Cv., Series B                        23,000      1,058,000
----------------------------------------------------------------------------------
 Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity
 Redeemable Stock, Units (each unit consists of one preferred plus one warrant to purchase 5.3355 shares of Sovereign Bancorp
 common stock)(4)                                            12,500        912,500
                                                                       -----------
 Total Preferred Stocks (Cost $3,254,427)                                2,287,300

                                                              Units
==================================================================================
 Rights, Warrants and Certificates--0.0%
----------------------------------------------------------------------------------

 Comunicacion Celular SA Wts., Exp. 11/15/03(2,5)               300              6
----------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(2,5)        1,000             10
----------------------------------------------------------------------------------
 Sun Healthcare Group, Inc. Wts., Exp. 2/28/05(2,5)             496            248
                                                                       -----------
 Total Rights, Warrants and Certificates (Cost $0)                             264

                                                          Principal
                                                             Amount
==================================================================================
 Mortgage-Backed Obligations--6.5%
----------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Certificates, Series 151, Cl. F, 9%, 5/15/21           $   212,971        222,498
----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
 Pass-Through Certificates, 7%, 5/1/29                    3,305,649      3,452,456
----------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security:
 Series 199, Cl. IO, (19.84)%, 8/1/28(6)                    789,654        104,876
 Series 203, Cl. IO, (18.19)%, 6/15/29(6)                 9,408,691      1,290,755
 Series 204, Cl. IO, (11.83)%, 5/15/29(6)                 9,372,366      1,397,068
----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 5/1/16                                              15,750,788     16,377,066
 6.50%, 12/1/27-2/1/28                                    4,438,968      4,610,146
----------------------------------------------------------------------------------
 Federal National Mortgage Assn. Nts., 7.125%, 1/15/30      500,000        621,932
----------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 5.375%, 3/20/26                                            144,717        148,879
 7%, 4/15/26                                              1,588,285      1,672,585
 7.50%, 5/15/27                                           5,840,365      6,212,229
----------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(5)    400,000        402,875



18 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
 Mortgage-Backed Obligations Continued
----------------------------------------------------------------------------------

 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
 Pass-Through Certificates:
 Series 1996-B, Cl. 1, 7.054%, 4/25/26(5)               $   199,194    $   161,223
 Series 1996-C1, Cl. F, 8.493%, 1/20/06(7)                  250,000        242,344
                                                                       -----------
 Total Mortgage-Backed Obligations (Cost $36,795,698)                   36,916,932

==================================================================================
 U.S. Government Obligations--7.8%
----------------------------------------------------------------------------------

 U.S. Treasury Bonds:
 6%, 2/15/26                                                500,000        582,988
 6.50%, 11/15/26                                            360,000        445,922
 8.875%, 8/15/17                                          3,650,000      5,411,698
 STRIPS, 6.30%, 8/15/25(8)                               15,300,000      4,707,887
 STRIPS, 6.54%, 8/15/15(8)                                8,500,000      4,745,363
 STRIPS, 7.10%, 11/15/18(8)                               9,350,000      4,190,773
 STRIPS, 7.31%, 8/15/19(8)                               10,200,000      4,353,788
----------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5%, 8/15/11                                              4,000,000      4,443,596
 5.875%, 2/15/04                                         15,000,000     15,885,945
                                                                       -----------
 Total U.S. Government Obligations (Cost $37,883,730)                   44,767,960

==================================================================================
 Foreign Government Obligations--8.7%
----------------------------------------------------------------------------------

 Argentina (Republic of) Nts.:
 11.75%, 2/12/07(2,5,9)[ARP]                                150,000          2,303
 14.062%, 11/30/02(2,5,9)                                13,125,000      2,756,250
----------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 5.984%, 3/31/23(2,9)  2,335,000      1,062,425
----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Capitalization Bonds,
 Series 20 yr., 8%, 4/15/14                              14,783,077      7,317,623
----------------------------------------------------------------------------------
 Brazil (Federal Republic of) Eligible Interest Bonds,
 3.063%, 4/15/06(7)                                       6,348,800      4,221,952
----------------------------------------------------------------------------------
 Canada (Government of) Bonds:
 6.50%, 6/1/04[CAD]                                      13,320,000      8,868,524
 8.75%, 12/1/05[CAD]                                        495,000        359,959
 11.75%, 2/1/03[CAD]                                        290,000        188,524
 Series WL43, 5.75%, 6/1/29[CAD]                          7,130,000      4,708,533
----------------------------------------------------------------------------------
 Denmark (Kingdom of) Bonds, 8%, 3/15/06[DKK]            21,900,000      3,299,162
----------------------------------------------------------------------------------
 Eskom Depositary Receipts, Series E168, 11%,
 6/1/08[ZAR]                                              6,430,000        574,349
----------------------------------------------------------------------------------
 Eskom Sec. Bonds, Series E168, 11%, 6/1/08[ZAR]          3,000,000        267,970
----------------------------------------------------------------------------------
 Finland (Republic of) Bonds, Series RG, 9.50%,
 3/15/04[EUR]                                               672,752        724,135
----------------------------------------------------------------------------------
 Germany (Republic of) Bonds, Series 94, 6.25%,
 1/4/24[EUR]                                              1,362,593      1,581,506
----------------------------------------------------------------------------------
 New South Wales Treasury Corp. Gtd. Bonds, 7%,
 4/1/04[AUD]                                              1,570,000        876,681
----------------------------------------------------------------------------------
 Philippines (Republic of) Bonds, 8.60%, 6/15/27          1,150,000        967,437
----------------------------------------------------------------------------------
 Poland (Republic of) Bonds, Series 0403, Zero Coupon,
 14.37%, 4/21/03(8)[PLZ]                                 23,285,000      5,409,686
----------------------------------------------------------------------------------
 Queensland Treasury Corp. Global Exchangeable Gtd. Nts.,
 10.50%, 5/15/03[AUD]                                     2,590,000      1,455,855
----------------------------------------------------------------------------------
 United Kingdom Treasury Bonds:
 7.25%, 12/7/07[GBP]                                      2,400,000      4,304,521
 10%, 9/8/03[GBP]                                           325,000        540,585


19 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
----------------------------------------------------------------------------------
 Foreign Government Obligations Continued
----------------------------------------------------------------------------------

 United Mexican States Bonds, Series RG, 16.50%,
 9/1/08[GBP]                                                 35,000    $    77,624
                                                                       -----------
 Total Foreign Government Obligations (Cost $67,817,013)                49,565,604

==================================================================================
 Non-Convertible Corporate Bonds and Notes--10.8%
----------------------------------------------------------------------------------

 ABN Amro Bank NV (NY Branch), 7.125% Sub. Nts.,
 Series B, 10/15/93                                         500,000        549,179
----------------------------------------------------------------------------------
 Adelphia Communications Corp.:
 10.25% Sr. Unsec. Sub. Nts., 6/15/11(9)                    200,000         74,000
 10.875% Sr. Unsec. Nts., 10/1/10(9)                        200,000         73,000
----------------------------------------------------------------------------------
 AES Corp. (The), 8.875% Sr. Unsec. Nts., 2/15/11           300,000        154,500
----------------------------------------------------------------------------------
 Alcoa, Inc., 6% Bonds, 1/15/12                           1,000,000      1,109,119
----------------------------------------------------------------------------------
 Allied Waste North America, Inc.:
 8.50% Sr. Sub. Nts., 12/1/08                               300,000        286,500
 8.875% Sr. Nts., Series B, 4/1/08                          400,000        390,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                 200,000        185,000
----------------------------------------------------------------------------------
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(10) 500,000        463,750
----------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec.
 Sub. Nts., 2/1/11                                          600,000        525,000
----------------------------------------------------------------------------------
 American Cellular Corp., 9.50% Sr. Sub. Nts.,
 10/15/09(9)                                              1,300,000        175,500
----------------------------------------------------------------------------------
 American International Group, Inc./SunAmerica Global
 Financing VI,  6.30% Sr. Sec. Nts., 5/10/11(3)           1,000,000      1,114,551
----------------------------------------------------------------------------------
 American Tower Corp., 9.375% Sr. Nts., 2/1/09              150,000         89,250
----------------------------------------------------------------------------------
 Amgen, Inc., 8.125% Unsec. Debs., 4/1/97                   110,000        134,650
----------------------------------------------------------------------------------
 Amkor Technology, Inc., 9.25% Sr. Unsec. Nts., 5/1/06      600,000        417,000
----------------------------------------------------------------------------------
 AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A,
 3/15/04(2,9)                                               200,000         45,000
----------------------------------------------------------------------------------
 Amtran, Inc., 10.50% Sr. Nts., 8/1/04                      500,000        202,500
----------------------------------------------------------------------------------
 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08  400,000        230,500
----------------------------------------------------------------------------------
 Bank of America Corp., 7.80% Jr. Unsec. Sub. Nts.,
 2/15/10                                                    500,000        605,250
----------------------------------------------------------------------------------
 Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12           400,000        402,000
----------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                    350,000        208,250
----------------------------------------------------------------------------------
 Boeing Capital Corp., 6.50% Nts., 2/15/12                1,000,000      1,074,336
----------------------------------------------------------------------------------
 Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12            200,000        209,000
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co., 5.75% Nts., 10/1/11            1,000,000      1,082,779
----------------------------------------------------------------------------------
 BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts.,
 2/15/08                                                    500,000        512,500
----------------------------------------------------------------------------------
 Calpine Corp.:
 8.50% Sr. Unsec. Nts., 2/15/11                           1,000,000        415,000
 8.75% Sr. Nts., 7/15/07                                    150,000         65,250
----------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06   750,000        791,250
----------------------------------------------------------------------------------
 Caterpillar, Inc., 7.375% Unsec. Debs., 3/1/97             500,000        608,570
----------------------------------------------------------------------------------
 Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04(5)             350,000        176,750
----------------------------------------------------------------------------------
 Charter Communications Holdings LLC/
 Charter Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(10)                 400,000        188,000
 10% Sr. Nts., 4/1/09                                       600,000        375,000



20 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
----------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
----------------------------------------------------------------------------------

 Chesapeake Energy Corp.:
 8.125% Sr. Unsec. Nts., 4/1/11                            $200,000    $   201,000
 8.375% Sr. Unsec. Nts., 11/1/08                            400,000        404,500
----------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12    1,000,000      1,089,793
----------------------------------------------------------------------------------
 Citigroup, Inc., 6.875% Unsec. Nts., 2/15/98               550,000        568,939
----------------------------------------------------------------------------------
 Coast Hotels & Casinos, Inc., 9.50% Sr.
 Unsec. Sub. Nts., 4/1/09                                   200,000        210,000
----------------------------------------------------------------------------------
 Coca-Cola Co. (The), 7.375% Unsec. Debs., 7/29/93          440,000        530,225
----------------------------------------------------------------------------------
 Collins & Aikman Floorcoverings, Inc., 9.75% Sr.
 Sub. Nts., 2/15/10(3)                                      200,000        204,000
----------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 11.20% Sr.
 Unsec. Disc. Debs., 11/15/07                               850,000        693,812
----------------------------------------------------------------------------------
 Conoco, Inc., 6.95% Sr. Unsec. Nts., 4/15/29               500,000        566,648
----------------------------------------------------------------------------------
 CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06               300,000        319,125
----------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08  400,000        424,000
----------------------------------------------------------------------------------
 D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10            600,000        592,500
----------------------------------------------------------------------------------
 Dole Food Co., Inc., 7.25% Sr. Nts., 5/1/09                500,000        450,581
----------------------------------------------------------------------------------
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04(9)        1,400,000        287,000
----------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07(5)              100,000        103,500
----------------------------------------------------------------------------------
 Dynegy Holdings, Inc., 8.75% Sr. Nts., 2/15/12             250,000         78,750
----------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts.,
 10/1/07                                                  1,000,000        995,000
----------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09         700,000        675,500
----------------------------------------------------------------------------------
 Entravision Communications Corp., 8.125% Sr. Sub. Nts.,
 3/15/09                                                    200,000        205,000
----------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Unsec. Sub. Nts.,
 Series D, 7/31/07                                          400,000        234,000
----------------------------------------------------------------------------------
 Focal Communications Corp., 11.875% Sr. Unsec. Nts.,
 Series B, 1/15/10                                           85,000          8,075
----------------------------------------------------------------------------------
 Ford Motor Co., 7.70% Unsec. Debs., 5/15/97                500,000        410,165
----------------------------------------------------------------------------------
 Forest Oil Corp., 10.50% Sr. Unsec. Sub. Nts., 1/15/06     600,000        642,000
----------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09              250,000        255,000
----------------------------------------------------------------------------------
 Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11     600,000        501,031
----------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The), 7.80% Sr. Unsec.
 Unsub. Nts., Series B, 1/28/10                             500,000        580,653
----------------------------------------------------------------------------------
 Graphic Packaging Corp., 8.625% Sub. Nts., 2/15/12         200,000        202,000
----------------------------------------------------------------------------------
 Great Atlantic & Pacific Tea Co., Inc. (The),
 9.125% Sr. Nts., 12/15/11                                  100,000         74,500
----------------------------------------------------------------------------------
 Hornbeck-Leevac Marine Services, Inc.,
 10.625% Sr. Nts., 8/1/08                                   250,000        262,500
----------------------------------------------------------------------------------
 Horseshoe Gaming LLC, 8.625% Sr. Sub. Nts., 5/15/09        600,000        630,000
----------------------------------------------------------------------------------
 Host Marriott LP, 9.50% Sr. Nts., 1/15/07                  400,000        401,000
----------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec.
 Disc. Nts., 13.08%, 12/31/09(8)                            800,000        180,000
----------------------------------------------------------------------------------
 Huntsman International LLC, 9.875% Sr. Nts., 3/1/09(3)     200,000        201,000
----------------------------------------------------------------------------------
 International Business Machines Corp., 7.125% Sr. Unsec.
 Unsub. Debs., 12/1/96                                      500,000        547,479
----------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
 Series B, 6/1/05                                           500,000        320,000
----------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12     300,000        309,750
----------------------------------------------------------------------------------
 ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09        250,000        226,250
----------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts.,
 Series B, 4/1/09(2,5,9)                                    600,000            750



21 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
----------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
----------------------------------------------------------------------------------

 J.P. Morgan Chase & Co., 6.75% Sub. Nts., 2/1/11        $1,000,000    $ 1,092,579
----------------------------------------------------------------------------------
 John Deere Capital Corp., 6% Unsec. Nts., 2/15/09          700,000        766,996
----------------------------------------------------------------------------------
 K. Hovnanian Enterprises, Inc.,
 8.875% Sr. Sub. Nts., 4/1/12                               700,000        626,500
----------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp.:
 10.875% Sr. Nts., Series B, 10/15/06(9)                    250,000        172,500
 12.75% Sr. Sub. Nts., 2/1/03(2,9)                          500,000         62,500
----------------------------------------------------------------------------------
 KB Home:
 7.75% Sr. Nts., 10/15/04                                   400,000        402,000
 8.625% Sr. Sub. Nts., 12/15/08                             600,000        594,000
----------------------------------------------------------------------------------
 Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts.,
 12/1/06                                                    100,000        103,750
----------------------------------------------------------------------------------
 Leap Wireless International, Inc.:
 0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10(9,10)             300,000         13,500
 12.50% Sr. Nts., 4/15/10(9)                                600,000         58,500
----------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                     150,000        139,125
 9.875% Sec. Nts., Series B, 5/1/07                         400,000        371,000
----------------------------------------------------------------------------------
 MBNA America Bank NA, 6.625% Sub. Nts., 6/15/12          1,000,000        999,494
----------------------------------------------------------------------------------
 Mediacom LLC/Mediacom Capital Corp.,
 9.50% Sr. Unsec. Nts., 1/15/13                             400,000        328,000
----------------------------------------------------------------------------------
 MeriStar Hospitality Corp.:
 8.75% Sr. Unsec. Sub. Nts., 8/15/07                        500,000        402,500
 9.125% Sr. Unsec. Nts., 1/15/11                            750,000        671,250
----------------------------------------------------------------------------------
 MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11      600,000        624,000
----------------------------------------------------------------------------------
 Millicom International Cellular SA,
 13.50% Sr. Disc. Nts., 6/1/06                            1,500,000        412,500
----------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts.,
 4/1/12                                                     600,000        618,000
----------------------------------------------------------------------------------
 Motorola, Inc., 5.22% Unsec. Debs., 10/1/97                170,000        104,497
----------------------------------------------------------------------------------
 News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05     1,000,000      1,069,252
----------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.95% Sr. Disc. Nts., 2/15/08(10)                       200,000        149,000
 9.375% Sr. Unsec. Nts., 11/15/09                           400,000        306,000
 12% Sr. Unsec. Nts., 11/1/08                               250,000        211,250
----------------------------------------------------------------------------------
 Norfolk Southern Corp., 7.90% Sr. Bonds, 5/15/97           500,000        607,848
----------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03               325,000        326,625
----------------------------------------------------------------------------------
 OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11              250,000        247,500
----------------------------------------------------------------------------------
 Orbcomm Global LP (Escrow)                                 155,000             --
----------------------------------------------------------------------------------
 PanAmSat Corp., 8.50% Sr. Nts., 2/1/12(3)                  300,000        241,500
----------------------------------------------------------------------------------
 Pathmark Stores, Inc., 8.75% Sr. Sub. Nts., 2/1/12         300,000        279,000
----------------------------------------------------------------------------------
 Penn National Gaming, Inc., 8.875% Sr. Sub. Nts., 3/15/10  500,000        505,000
----------------------------------------------------------------------------------
 Pennzoil-Quaker State Co., 10% Sr. Nts., 11/1/08           250,000        297,187
----------------------------------------------------------------------------------
 Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts.,
 11/1/11                                                    250,000        270,000
----------------------------------------------------------------------------------
 R&B Falcon Corp., 9.50% Sr. Unsec. Nts., 12/15/08          750,000        946,030
----------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 12% Sr. Sec. Nts.,
 12/1/05                                                    250,000        226,250
----------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                            500,000        512,500
 10.875% Sr. Sub. Nts., 4/1/08                              250,000        251,250



22 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
----------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
----------------------------------------------------------------------------------

 Rogers Cablesystems Ltd.,
 10% Second Priority Sr. Sec. Debs., 12/1/07            $ 1,300,000     $1,300,000
----------------------------------------------------------------------------------
 Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29               500,000        631,567
----------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts.,
 Series B, 5/15/08                                          750,000        401,250
----------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp.,
 6.70% Unsec. Unsub. Nts., 4/15/12                        1,000,000      1,061,251
----------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8.75% Sr. Sub. Nts., 12/15/07                            1,100,000      1,133,000
 8.75% Sr. Sub. Nts., 12/15/11                              250,000        259,375
 9% Sr. Unsec. Sub. Nts., 7/15/07                           375,000        388,125
----------------------------------------------------------------------------------
 Six Flags, Inc., 8.875% Sr. Nts., 2/1/10                   300,000        247,500
----------------------------------------------------------------------------------
 Smithfield Foods, Inc., 8% Sr. Nts., Series B, 10/15/09    600,000        594,000
----------------------------------------------------------------------------------
 Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12       200,000        190,000
----------------------------------------------------------------------------------
 Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts.,
 Series B, 7/15/06(2,9)                                     400,000        406,000
----------------------------------------------------------------------------------
 Stone Energy Corp., 8.25% Sr. Unsec. Sub. Nts., 12/15/11   250,000        257,500
----------------------------------------------------------------------------------
 Subic Power Corp.:
 9.50% Sr. Sec. Nts., 12/28/08                              224,138        219,655
 9.50% Sr. Sec. Nts., 12/28/08(3)                            44,828         43,931
----------------------------------------------------------------------------------
 Sun International Hotels Ltd.,
 8.875% Sr. Sub. Unsec. Nts., 8/15/11                       400,000        403,000
----------------------------------------------------------------------------------
 Swift & Co., 10.125% Sr. Nts., 10/1/09(3)                1,500,000      1,398,750
----------------------------------------------------------------------------------
 Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11           250,000        245,000
----------------------------------------------------------------------------------
 Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                 2,000,000      1,980,000
----------------------------------------------------------------------------------
 Tritel PCS, Inc., 10.375% Sr. Sub. Nts., 1/15/11           377,000        329,875
----------------------------------------------------------------------------------
 Triton PCS, Inc., 8.75% Sr. Unsec. Sub. Nts., 11/15/11     400,000        266,000
----------------------------------------------------------------------------------
 TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07     200,000        186,500
----------------------------------------------------------------------------------
 Tyco International Group SA, 6.375% Nts., 10/15/11       1,000,000        821,590
----------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(5)      500,000        502,500
----------------------------------------------------------------------------------
 United Auto Group, Inc., 9.625% Sr. Sub. Nts., 3/15/12(3)  100,000        101,500
----------------------------------------------------------------------------------
 United Pan-Europe Communications NV,
 10.875% Sr. Unsec. Nts., Series B, 8/1/09(2,9)             400,000         14,000
----------------------------------------------------------------------------------
 United Rentals, Inc., 9% Sr. Unsec. Sub. Nts.,
 Series B, 4/1/09                                           500,000        415,000
----------------------------------------------------------------------------------
 United States Steel LLC, 10.75% Sr. Nts., 8/1/08           600,000        594,000
----------------------------------------------------------------------------------
 Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
 11% Bonds, 6/15/10(3)                                      200,000        197,000
----------------------------------------------------------------------------------
 Viacom, Inc., 7.70% Sr. Unsec. Nts., 7/30/10             1,000,000      1,176,726
----------------------------------------------------------------------------------
 Vodafone Group plc, 7.75% Unsec. Unsub. Nts., 2/15/10      500,000        566,468
----------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts.,
 11/15/09                                                   149,000        153,470
----------------------------------------------------------------------------------
 Wal-Mart Stores, Inc., 7.55% Sr. Unsec. Nts., 2/15/30      500,000        643,669
----------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.375% Sr. Unsec, Nts., 3/1/12    1,000,000      1,064,688
----------------------------------------------------------------------------------
 Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts.,
 11/1/11                                                    250,000        258,750
----------------------------------------------------------------------------------
 Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07    400,000        342,000
----------------------------------------------------------------------------------
 Wolverine Tube, Inc., 10.50% Sr. Nts., 4/1/09              500,000        477,500
----------------------------------------------------------------------------------
 WorldCom, Inc., 6.95% Sr. Unsec. Nts., 8/15/28(2,9)      1,000,000        125,000
                                                                       -----------
 Total Non-Convertible Corporate Bonds and Notes (Cost $68,425,257)     61,924,483



23 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF INVESTMENTS  Continued


                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
 Convertible Corporate Bonds and Notes--0.3%
----------------------------------------------------------------------------------

 Fletcher Building Ltd., 8.05% Cv. Sub. Nts., 6/15/03[NZD]   12,500    $     5,889
----------------------------------------------------------------------------------
 Fletcher Challenge Ltd., 10.50% Cv. Unsec. Sub. Nts.,
 4/30/05[NZD]                                                12,500          6,193
----------------------------------------------------------------------------------
 Gilat Satellite Networks Ltd.,
 4.25% Cv. Unsec. Sub. Nts., 3/15/05(5,9)                 1,500,000        225,000
----------------------------------------------------------------------------------
 Incyte Genomics, Inc., 5.50% Cv. Unsec. Nts., 2/1/07     2,500,000      1,684,375
                                                                       -----------
 Total Convertible Corporate Bonds and Notes (Cost $3,057,602)           1,921,457

==================================================================================
 Loan Participations--0.1%
----------------------------------------------------------------------------------

 Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
 2.563%, 1/1/09(5,7) (Cost $386,949)                        411,667        363,296

==================================================================================
 Structured Notes--0.8%
----------------------------------------------------------------------------------

 JPMorgan Chase Bank, Credit Linked Trust Certificates,
 8.75%, 5/15/07 (Cost $4,555,765)                         4,900,000      4,508,000

==================================================================================
 Joint Repurchase Agreements--14.1%
----------------------------------------------------------------------------------

 Undivided interest of 26.89% in joint repurchase
 agreement with BNP Paribas Securities Corp., 1.85%,
 dated 9/30/02, to be repurchased at $80,832,154
 on 10/1/02, collateralized by U.S. Treasury Bonds,
 7.25%--10.375%, 11/15/12--2/15/20, with a value of
 $308,594,118 (Cost $80,828,000)                         80,828,000     80,828,000
----------------------------------------------------------------------------------
 Total Investments, at Value (Cost $602,981,647)               99.8%   570,918,402
----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.2      1,248,550
                                                              --------------------
 Net Assets                                                   100.0%  $572,166,952
                                                              ====================

24 | OPPENHEIMER MULTIPLE STRATEGIES FUND

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP   Argentine Peso                 GBP   British Pound Sterling
AUD   Australian Dollar              NZD   New Zealand Dollar
CAD   Canadian Dollar                PLZ   Polish Zloty
DKK   Danish Krone                   ZAR   South African Rand
EUR   Euro

1. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:


                                  Contracts  Expiration   Exercise      Premium   Market Value
                            Subject to Call       Dates      Price     Received     See Note 1
----------------------------------------------------------------------------------------------
 Anthem, Inc.                            80     3/24/03   $  65.00   $   80,559       $ 60,000
 Anthem, Inc.                           120    12/23/02      80.00       62,039          8,400
 Bank of America Corp.                  250    11/18/02      75.00       70,499          5,000
 Borders Group, Inc.                    150    11/18/02      25.00       28,800             --
 Borg-Warner Automotive, Inc.           220    10/21/02      65.00      109,613             --
 Cabot Corp.                            230    10/21/02      40.00       28,060             --
 Callaway Golf Co.                      260    11/18/02      22.50       27,820             --
 Delta Air Lines, Inc.                  100    10/21/02      45.00       27,700             --
 Devon Energy Corp.                     130    10/21/02      55.00       23,660             --
 Edison International                   480    10/21/02      17.50       56,159             --
 Engelhard Corp.                        204    10/21/02      35.00       17,136             --
 Federated Department Stores, Inc.      225    11/18/02      47.50       74,136             --
 International Business Machines Corp.  224    10/21/02     140.00       25,088             --
 Intuit, Inc.                           100    10/21/02      50.00       29,700          4,000
 Millennium Pharmaceuticals, Inc.       230    11/18/02      45.00       17,020             --
 National Seimiconductor Corp.          280    11/18/02      45.00       55,159             --
 Nike, Inc. Cl. B                        64    10/21/02      75.00       12,288             --
 Noble Corp.                            181     1/20/03      50.00       39,276          1,810
 Omnicom Group, Inc.                    129     4/21/03      75.00       62,822         31,605
 Praxair, Inc.                          160    10/21/02      65.00       36,106             --
 SBC Communications, Inc.               150    10/21/02      45.00       14,100             --
 Swift Transportation Co., Inc.         240    10/21/02      25.00       57,378             --
 Teradyne, Inc.                         460    10/21/02      50.00      120,715             --
 Tiffany & Co.                           70    11/18/02      42.50       18,340             --
 Transocean, Inc.                       170    11/18/02      45.00       19,890             --
 Tyco International Ltd.                320    10/21/02      47.50       32,640             --
 Unocal Corp.                           250    10/21/02      40.00       56,749             --
                                                                     -------------------------
                                                                     $1,203,452       $110,815
                                                                     =========================

2. Non-income producing security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,065,032 or 0.71% of the Fund's net assets as of September 30, 2002.
4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
5. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
7. Represents the current interest rate for a variable or increasing rate security.
8. Zero coupon bond reflects effective yield on the date of purchase.
9. Issuer is in default.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

25 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002


==================================================================================
 Assets
----------------------------------------------------------------------------------

 Investments, at value
 (including $80,828,000 in repurchase agreements)
 (cost $602,981,647)--see accompanying statement                      $570,918,402
----------------------------------------------------------------------------------
 Cash                                                                       76,517
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                              4,075,440
 Shares of beneficial interest sold                                        241,346
 Investments sold                                                           10,059
 Other                                                                       2,497
                                                                      ------------
 Total assets                                                          575,324,261

==================================================================================
 Liabilities
 Options written, at value (premiums received $1,203,452)
 --see accompanying statement                                              110,815
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  1,235,824
 Investments purchased                                                   1,027,288
 Distribution and service plan fees                                        313,717
 Transfer and shareholder servicing agent fees                             153,362
 Shareholder reports                                                       139,162
 Trustees' compensation                                                    137,052
 Other                                                                      40,089
                                                                      ------------
 Total liabilities                                                       3,157,309

==================================================================================
 Net Assets                                                           $572,166,952
                                                                      ============


==================================================================================
 Composition of Net Assets
----------------------------------------------------------------------------------

 Paid-in capital                                                    $  607,985,574
----------------------------------------------------------------------------------
 Undistributed net investment income                                     2,930,086
----------------------------------------------------------------------------------
 Accumulated net realized loss on
 investments and foreign currency transactions(7,786,275)
----------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies              (30,962,433)
                                                                      ------------
 Net Assets                                                           $572,166,952
                                                                      ============


26 | OPPENHEIMER MULTIPLE STRATEGIES FUND


==================================================================================
 Net Asset Value Per Share
----------------------------------------------------------------------------------

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $483,310,948 and 46,005,114 shares of beneficial interest outstanding)     $10.51
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                         $11.15
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,757,251 and 5,274,727 shares of beneficial interest
 outstanding)                                                               $10.38
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,300,283 and 3,195,530 shares of beneficial interest
 outstanding)                                                               $10.42
----------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $798,470 and 76,215 shares of beneficial interest
 outstanding)                                                               $10.48



 See accompanying Notes to Financial Statements.


27 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002


==================================================================================
 Investment Income
----------------------------------------------------------------------------------

 Interest (net of foreign withholding taxes of $243)                $   21,940,954
----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $83,507)                 4,877,035
                                                                    --------------
 Total investment income                                                26,817,989

==================================================================================
 Expenses
----------------------------------------------------------------------------------
 Management fees                                                         4,805,477
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,114,460
 Class B                                                                   647,256
 Class C                                                                   374,199
 Class N                                                                     2,259
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   987,951
 Class B                                                                   121,998
 Class C                                                                    66,482
 Class N                                                                       918
----------------------------------------------------------------------------------
 Shareholder reports                                                       306,771
----------------------------------------------------------------------------------
 Trustees' compensation                                                     42,516
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                25,838
----------------------------------------------------------------------------------
 Other                                                                      50,482
                                                                    --------------
 Total expenses                                                          8,546,607
 Less reduction to custodian expenses                                       (4,790)
                                                                    --------------
 Net expenses                                                            8,541,817


==================================================================================
 Net Investment Income                                                  18,276,172


==================================================================================
 Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                  (1,387,001)
 Closing and expiration of option contracts written                      5,775,584
 Foreign currency transactions                                          (3,778,161)
                                                                    --------------
 Net realized gain                                                         610,422

----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                           (78,476,758)
 Translation of assets and liabilities denominated in foreign
 currencies                                                              5,088,697
                                                                    --------------
 Net change                                                            (73,388,061)
                                                                    --------------
 Net realized and unrealized loss                                      (72,777,639)


==================================================================================
 Net Decrease in Net Assets Resulting from Operations               $  (54,501,467)
                                                                    ==============

 See accompanying Notes to Financial Statements.


28 | OPPENHEIMER MULTIPLE STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                       2002          2001
==================================================================================
 Operations
----------------------------------------------------------------------------------

 Net investment income                                  $ 18,276,172  $ 22,334,614
----------------------------------------------------------------------------------
 Net realized gain                                           610,422    17,877,549
----------------------------------------------------------------------------------
 Net change in unrealized depreciation                   (73,388,061)  (92,767,891)
----------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations    (54,501,467)  (52,555,728)

==================================================================================
 Dividends and/or Distributions to Shareholders
----------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                 (14,210,521)  (17,552,533)
 Class B                                                  (1,133,097)   (1,403,156)
 Class C                                                    (661,527)     (799,605)
 Class N                                                     (11,506)         (860)
----------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (17,457,674)  (33,019,457)
 Class B                                                  (1,994,603)   (3,502,853)
 Class C                                                  (1,138,028)   (2,017,780)
 Class N                                                      (3,571)           --

==================================================================================
 Beneficial Interest Transactions
----------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                  (2,115,218)   16,962,286
 Class B                                                     184,684     7,203,058
 Class C                                                   2,353,216     3,669,703
 Class N                                                     822,605       102,856

==================================================================================
 Net Assets
----------------------------------------------------------------------------------
 Total decrease                                          (89,866,707)  (82,914,069)
----------------------------------------------------------------------------------
 Beginning of period                                     662,033,659   744,947,728
                                                        --------------------------
 End of period [including undistributed net investment
 income of $2,930,086 and $2,198,544, respectively]     $572,166,952  $662,033,659
                                                        ==========================



 See accompanying Notes to Financial Statements.


29 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS


Class A  Year Ended September 30,             2002      2001      2000      1999      1998
==========================================================================================
 Per Share Operating Data
------------------------------------------------------------------------------------------

 Net asset value, beginning of period       $12.14    $14.23    $14.06    $13.69    $16.17
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                         .35       .43       .53       .54       .51
 Net realized and unrealized gain (loss)     (1.29)    (1.40)     1.21      1.59     (1.22)
                                            ----------------------------------------------
 Total from investment operations             (.94)     (.97)     1.74      2.13      (.71)
------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income         (.31)     (.38)     (.48)     (.54)     (.49)
 Distributions from net realized gain         (.38)     (.74)    (1.09)    (1.22)    (1.28)
                                            ----------------------------------------------
 Total dividends and/or distributions
 to shareholders                              (.69)    (1.12)    (1.57)    (1.76)    (1.77)
------------------------------------------------------------------------------------------
 Net asset value, end of period             $10.51    $12.14    $14.23    $14.06    $13.69
------------------------------------------------------------------------------------------

==========================================================================================
 Total Return, at Net Asset Value(1)         (8.58)%   (7.27)%   13.31%    16.29%    (4.71)%
------------------------------------------------------------------------------------------

==========================================================================================
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------

 Net assets, end of period
 (in thousands)                           $483,311  $562,281  $639,648  $635,603  $624,895
------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $570,796  $626,251  $644,356  $660,113  $699,665
------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                        2.84%     3.16%     3.71%     3.70%     3.34%
 Expenses                                     1.15%     1.01%     1.13%     1.09%     1.08%(3)
------------------------------------------------------------------------------------------
 Portfolio turnover rate                        31%       40%       33%       15%       59%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


30 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued


Class B  Year Ended September 30,             2002      2001      2000      1999      1998
==========================================================================================
 Per Share Operating Data
------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $ 12.01   $ 14.08   $ 13.93   $ 13.57   $ 16.04
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                         .25       .31       .41       .41       .38
 Net realized and unrealized gain (loss)     (1.29)    (1.36)     1.19      1.58     (1.20)
                                            -----------------------------------------------
 Total from investment operations            (1.04)    (1.05)     1.60      1.99      (.82)
------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income         (.21)     (.28)     (.36)     (.41)     (.37)
 Distributions from net realized gain         (.38)     (.74)    (1.09)    (1.22)    (1.28)
                                            -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                              (.59)    (1.02)    (1.45)    (1.63)    (1.65)
------------------------------------------------------------------------------------------
 Net asset value, end of period             $10.38    $12.01    $14.08    $13.93    $13.57
                                            ==============================================

==========================================================================================
 Total Return, at Net Asset Value(1)         (9.38)%   (7.96)%   12.30%    15.35%    (5.49)%
------------------------------------------------------------------------------------------


==========================================================================================
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)  $54,757   $63,487   $66,777   $68,875   $73,036
------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $64,702   $67,959   $66,956   $73,673   $74,442
 Ratios to average net assets:(2)
 Net investment income                        2.02%     2.37%     2.92%     2.85%     2.53%
 Expenses                                     1.97%     1.81%     1.94%     1.93%     1.91%(3)
------------------------------------------------------------------------------------------
 Portfolio turnover rate                        31%       40%       33%       15%       59%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements.


31 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued


Class C  Year Ended September 30,             2002      2001      2000      1999      1998
==========================================================================================
 Per Share Operating Data
------------------------------------------------------------------------------------------

 Net asset value, beginning of period      $ 12.06   $ 14.13   $ 13.97   $ 13.61   $ 16.07
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                         .24       .31       .41       .42       .38
 Net realized and unrealized gain (loss)     (1.29)    (1.37)     1.20      1.57     (1.20)
                                            -----------------------------------------------
 Total from investment operations            (1.05)    (1.06)     1.61      1.99      (.82)
------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income         (.21)     (.27)     (.36)     (.41)     (.36)
 Distributions from net realized gain         (.38)     (.74)    (1.09)    (1.22)    (1.28)
                                            -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                              (.59)    (1.01)    (1.45)    (1.63)    (1.64)
------------------------------------------------------------------------------------------
 Net asset value, end of period             $10.42    $12.06    $14.13    $13.97    $13.61
                                            ==============================================
==========================================================================================
 Total Return, at Net Asset Value(1)         (9.41)%   (8.00)%   12.35%    15.28%    (5.43)%
------------------------------------------------------------------------------------------

==========================================================================================
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------

 Net assets, end of period (in thousands)  $33,300   $36,171   $38,522   $38,978   $48,417
------------------------------------------------------------------------------------------
 Average net assets (in thousands)         $37,412   $39,030   $38,597   $43,701   $52,325
------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                        2.03%     2.37%     2.92%     2.85%     2.51%
 Expenses                                     1.96%     1.81%     1.94%     1.93%     1.91%(3)
------------------------------------------------------------------------------------------
 Portfolio turnover rate                        31%       40%       33%       15%       59%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements.


32 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FINANCIAL HIGHLIGHTS Continued


Class N  Year Ended September 30,                               2002    2001(1)
===============================================================================
 Per Share Operating Data
-------------------------------------------------------------------------------
 Net asset value, beginning of period                        $ 12.13   $ 13.67
-------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .39       .24
 Net realized and unrealized loss                              (1.38)    (1.48)
                                                             ------------------
 Total from investment operations                               (.99)    (1.24)
-------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.28)     (.30)
 Distributions from net realized gain                           (.38)       --
                                                             ------------------
 Total dividends and/or distributions
 to shareholders                                                (.66)     (.30)
-------------------------------------------------------------------------------
 Net asset value, end of period                               $10.48    $12.13
                                                              =================

===============================================================================
 Total Return, at Net Asset Value(2)                           (8.94)%   (9.30)%
-------------------------------------------------------------------------------


===============================================================================
 Ratios/Supplemental Data
-------------------------------------------------------------------------------

 Net assets, end of period (in thousands)                       $798       $95
-------------------------------------------------------------------------------
 Average net assets (in thousands)                              $454       $12
-------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                          2.49%     5.81%
 Expenses                                                       1.48%     1.32%
-------------------------------------------------------------------------------
 Portfolio turnover rate                                          31%       40%



1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


33 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2002, the market value of these securities comprised of 0.8% of the Fund's net assets, and resulted in unrealized losses in the current period of $47,765.


34 | OPPENHEIMER MULTIPLE STRATEGIES FUND

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2002, securities with an aggregate market value of $5,553,228, representing 0.97% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------

 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of September 30, 2002, the Fund had approximately $1,180,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $2,413,000 of post-October foreign currency losses which were deferred.


35 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2002, the Fund's projected benefit obligations were increased by $19,102 and payments of $9,080 were made to retired trustees, resulting in an accumulated liability of $130,481 as of September 30, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect an increase in paid-in capital of $58,107, a decrease in undistributed net investment income of $1,527,979, and a decrease in accumulated net realized loss on investments of $1,469,872. This reclassification includes $2,894 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.


36 | OPPENHEIMER MULTIPLE STRATEGIES FUND

 The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                           Year Ended          Year Ended
                                   September 30, 2002  September 30, 2001
-------------------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $16,739,835         $23,605,134
                 Long-term capital gain    19,870,692          34,691,110
                 Return of capital                 --                  --
                                          -------------------------------
                 Total                    $36,610,527         $58,296,244
                                          ===============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:
                 Undistributed net investment income  $  2,930,086
                 Accumulated net realized loss          (7,786,275)
                 Net unrealized depreciation           (30,962,433)
                                                      -------------
                 Total                                $(35,818,622)
                                                      =============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


37 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued



===============================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended September 30, 2002        Year Ended September 30, 2001(1)
                                Shares             Amount                   Shares         Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                        3,119,704       $ 38,219,004                2,352,686   $ 31,857,830
 Dividends and/or
 distributions reinvested    2,300,598         28,557,940                3,456,341     45,547,155
 Redeemed                   (5,720,740)       (68,892,162)              (4,468,559)   (60,442,699)
                             ---------------------------------------------------------------------
 Net increase (decrease)      (300,438)      $ (2,115,218)               1,340,468   $ 16,962,286
                             =====================================================================

--------------------------------------------------------------------------------------------------
 Class B
 Sold                        1,621,677       $ 19,347,586                1,243,002   $ 16,611,081
 Dividends and/or
 distributions reinvested      237,129          2,923,736                  347,123      4,528,696
 Redeemed                   (1,869,194)       (22,086,638)              (1,046,722)   (13,936,719)
                             ---------------------------------------------------------------------
 Net increase (decrease)       (10,388)      $    184,684                  543,403   $  7,203,058
                             =====================================================================

--------------------------------------------------------------------------------------------------
 Class C
 Sold                          785,399       $  9,356,388                  659,612   $  8,880,910
 Dividends and/or
 distributions reinvested      129,600          1,602,446                  190,652      2,495,830
 Redeemed                     (719,571)        (8,605,618)                (576,263)    (7,707,037)
                             ---------------------------------------------------------------------
 Net increase                  195,428       $  2,353,216                  274,001   $  3,669,703
                             =====================================================================

--------------------------------------------------------------------------------------------------
 Class N
 Sold                           83,325       $  1,000,643                    7,987   $    104,522
 Dividends and/or
 distributions reinvested        1,206             14,492                       69            838
 Redeemed                      (16,163)          (192,530)                    (209)        (2,504)
                             ---------------------------------------------------------------------
 Net increase                   68,368       $    822,605                    7,847   $    102,856
                             =====================================================================

 1. For the year ended September 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


38 | OPPENHEIMER MULTIPLE STRATEGIES FUND

===============================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $184,248,689 and $214,348,729, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $605,435,403 was composed of:

                     Gross unrealized appreciation  $  66,734,752
                     Gross unrealized depreciation   (101,251,753)
                                                    --------------
                     Net unrealized depreciation    $ (34,517,001)
                                                    ==============
    The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

===============================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.
 The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


39 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued



===============================================================================
 4. Fees and Other Transactions with Affiliates Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                    Aggregate        Class A     Concessions     Concessions     Concessions     Concessions
                    Front-End   Front-End on         Class A      on Class B      on Class C      on Class N
                Sales Charges  Sales Charges          Shares          Shares          Shares          Shares
                   on Class A    Retained by     Advanced by     Advanced by     Advanced by     Advanced by
 Year Ended            Shares    Distributor  Distributor(1)  Distributor(1)  Distributor(1)  Distributor(1)
------------------------------------------------------------------------------------------------------------
 September 30, 2002  $428,672       $152,045         $19,253        $449,947         $57,203          $7,184

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A       Class B        Class C        Class N
                         Contingent    Contingent     Contingent     Contingent
                           Deferred      Deferred       Deferred       Deferred
                      Sales Charges Sales Charges  Sales Charges  Sales Charges
                        Retained by   Retained by    Retained by    Retained by
 Year Ended             Distributor   Distributor    Distributor    Distributor
-------------------------------------------------------------------------------
 September 30, 2002          $3,142      $171,979         $4,681         $1,298


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $1,114,460, all of which were paid by the Distributor to recipients, and included $65,458 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                  Total Payments Amount Retained       Expenses  of Net Assets
                      Under Plan  by Distributor     Under Plan       of Class
------------------------------------------------------------------------------
 Class B Plan           $647,256        $513,168     $2,557,075           4.67%
 Class C Plan            374,199          64,605        873,469           2.62
 Class N Plan              2,259           1,847          9,675           1.21


40 | OPPENHEIMER MULTIPLE STRATEGIES FUND

===============================================================================
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

===============================================================================
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


41 | OPPENHEIMER MULTIPLE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS  Continued



===============================================================================
 6. Option Activity Continued
 Written option activity for the year ended September 30, 2002 was as follows:


                                        Call Options                   Put Options
                             -----------------------      ------------------------
                             Number of     Amount of      Number of      Amount of
                             Contracts      Premiums      Contracts       Premiums
----------------------------------------------------------------------------------
 Options outstanding as of
 September 30, 2001             10,910   $ 2,787,906          1,529      $ 460,058
 Options written                21,365     4,777,196             --             --
 Options closed or expired     (24,936)   (5,776,669)          (600)      (127,696)
 Options exercised              (1,862)     (584,981)          (929)      (332,362)
                             ------------------------------------------------------
 Options outstanding as of
 September 30, 2002              5,477    $1,203,452             --      $      --
                             ======================================================

===============================================================================
 7. Illiquid Securities
 As of September 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of September 30, 2002 was $4,694,711, which represents 0.82% of the Fund's net assets.

===============================================================================
 8. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September 30, 2002.


42 | OPPENHEIMER MULTIPLE STRATEGIES FUND

INDEPENDENT AUDITORS' REPORT


===============================================================================
 The Board of Trustees and Shareholders of
 Oppenheimer Multiple Strategies Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Multiple Strategies Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 October 21, 2002


43 | OPPENHEIMER MULTIPLE STRATEGIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited


===============================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends and distributions of $0.4615, $0.4363, $0.4362 and $0.4527 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 12, 2001, of which $0.3663 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
    Dividends paid by the Fund during the fiscal year ended September 30, 2002 which are not designated as capital gain distributions should be multiplied by 24.234% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


44 | OPPENHEIMER MULTIPLE STRATEGIES FUND


TRUSTEES AND OFFICERS


==================================================================================================================================
Name, Address, Age, Position(s)         Principal Occupation(s) During Past 5 Years / Other Trusteeships / Directorships Held by
Held with Fund and Length of            Trustee / Number of Portfolios in Fund Complex Currently Overseen by Trustee
Service


INDEPENDENT TRUSTEES                    The address of each Trustee in the chart below is 6803 S. Tucson Way,
                                        Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Leon Levy, Chairman of the              General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Board of Trustees,                      and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Trustee (since 1987)                    development). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 77

Robert G. Galli,                        A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 1993)                    (October 1995-December 1997) of OppenheimerFunds, Inc. (the Manager). Oversees
Age: 69                                 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee           The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
(since 1999)                            director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 64                                 Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                        University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                        Professor of Mathematics at Harvard University. Oversees 31 portfolios in the
                                        OppenheimerFunds complex.

Benjamin Lipstein, Trustee              Professor Emeritus of Marketing, Stern Graduate School of Business
(since 1987)                            Administration, New York University. Oversees 31 portfolios in the
Age: 79                                 OppenheimerFunds complex.

Joel W. Motley,                         Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
Trustee (since October 10,              financial adviser); Managing Director (January 2002-present), Carmona Motley
2002)                                   Inc. (privately-held financial adviser); Formerly he held the following
Age: 50                                 positions: Managing Director (January 1998-December 2001), Carmona Motley
                                        Hoffman Inc. (privately-held financial adviser); Managing Director (January
                                        1992-December 1997), Carmona Motley & Co. (privately-held financial adviser).
                                        Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,                  Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1992)                    Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 73                                 National Building Museum; a member of the Trustees Council, Preservation League of New York State. Oversees 31 portfolios in the OppenheimerFunds complex.

Kenneth A. Randall, Trustee             A director of Dominion Resources, Inc. (electric utility holding company) and
(since 1987)                            Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                                 Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                        Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                        American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                        Company. Oversees 31 portfolios in the OppenheimerFunds complex.



45 | OPPENHEIMER MULTIPLE STRATEGIES FUND


TRUSTEES AND OFFICERS  Continued

Edward V. Regan,                        President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1993)                    director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                                 and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                        Chairman of Municipal Assistance Corporation for the City of New York, New York
                                        State Comptroller and Trustee of New York State and Local Retirement Fund.
                                        Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,               Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1989)                    governance consulting and executive recruiting); a life trustee of International
Age: 70                                 House (non-profit educational organization), and a trustee (since 1996) of the
                                        Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro, Vice                   Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Chairman of the Board                   (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
of Trustees,                            OppenheimerFunds complex.
Trustee (since 1987)
Age: 76


Clayton K. Yeutter, Trustee             Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1991)                            Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                                 portfolios in the OppenheimerFunds complex.


==================================================================================================================================
INTERESTED TRUSTEE                      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY
AND OFFICER                             10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy, President               Chairman, Chief Executive Officer and director (since June 2001) and President
and Trustee,                            (since September 2000) of the Manager; President and a director or trustee of
Trustee (since October 2001)            other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                                 Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                        Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                        Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                        (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                        Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                        of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                        OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                        Corporation (since November 2001), HarbourView Asset Management Corporation and
                                        OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                        2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                        Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                        and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                        Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                        Insurance Company (the Manager's parent company); a director (since June 1995)
                                        of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                        2000-June 2001) of the Manager; President and trustee (November 1999-November
                                        2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                        Insurance Company; President, Chief Executive Officer and director (September
                                        1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                        1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                        wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                        OppenheimerFunds complex.



46 | OPPENHEIMER MULTIPLE STRATEGIES FUND


==================================================================================================================================
OFFICERS                                The address of the Officers in the chart below is as follows: Messrs. Evans,
                                        Levine, Molleur, Negri, Rubinstein and Zack and Mses. Feld and Switzer is 498
                                        Seventh Avenue, New York, NY 10018, Messrs. Masterson, Vottiero and Wixted and
                                        Mses. Bechtolt and Ives is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
                                        Officer serves for an annual term or until his or her resignation, death or removal.

George Evans, Vice President            Vice President of the Manager (since October 1993) and of HarbourView Asset
(since 1998)                            Management Corporation (since July 1994). An officer of 4 portfolios in the
Age: 42                                 OppenheimerFunds complex.

Michael S. Levine, Vice President       Vice President (since June 1998) of the Manager; formerly Assistant Vice
(since 1998)                            President and Portfolio Manager of the Manager (April 1996-June 1998); prior to
Age: 36                                 joining the Manager in June 1994, he was a portfolio manager and research associate for Amas Securities, Inc. (February 1990-February 1994). An officer of
                                        4 portfolios in the OppenheimerFunds complex.

David P. Negri, Vice President          Senior Vice President of the Manager (since May 1998) and of HarbourView Asset
(since 1998)                            Management Corporation (since April 1999); formerly Vice President of the
Age: 48                                 Manager (July 1988-May 1998). An officer of 9 portfolios in the OppenheimerFunds complex.

Richard H. Rubinstein,                  Senior Vice President (since October 1995) of the Manager; formerly a Vice
Vice President                          President of the Manager (June 1990-October 1995). An officer of 2 portfolios in
(since 1991)                            the OppenheimerFunds complex.
Age: 53

Susan Switzer, Vice President           Vice President of the Manager (since December 2000); Assistant Vice President of
(since 2001)                            the Manager (December 1997-December 2000). Prior to joining the Manager, she was
Age: 36                                 a portfolio manager at Neuberger Berman (November 1994-November 1997). An
                                        officer of 3 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                        Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial          (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer                  Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since April 1999)                      Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 43                                 Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                        Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                        Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                        Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                        Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                        OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                        Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                        Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Connie Bechtolt,                        Assistant Vice President of the Manager (since September 1998); formerly
Assistant Treasurer                     Manager/Fund Accounting of the Manager (September 1994-September 1998). An
(since October 2002)                    officer of 85 portfolios in the OppenheimerFunds complex.
Age: 39

Philip F. Vottiero,                     Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer                     President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
(since August 15, 2002)                 which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
Age: 39                                 1999). An officer of 72 portfolios in the OppenheimerFunds complex.




47 | OPPENHEIMER MULTIPLE STRATEGIES FUND


TRUSTEES AND OFFICERS  Continued

Robert G. Zack,                         Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary                               of the Manager; General Counsel and a director (since November 2001) of
(since November 1, 2001)                OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                                 (since November 2001) of HarbourView Asset Management Corporation; Vice
                                        President and a director (since November 2000) of Oppenheimer Partnership
                                        Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                        November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                        Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                        Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                        Centennial Asset Management Corporation; a director (since November 2001) of
                                        Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                        (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                        (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                        November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                        (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                        2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                        1985-November 2001), Shareholder Financial Services, Inc. (November
                                        1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                        Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


Philip T. Masterson,                    Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary                     an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 15, 2002)                 officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

Denis R. Molleur,                       Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary                     Vice President and Associate Counsel of the Manager (September 1995-July 1999).
(since November 1, 2001)                An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 45

Katherine P. Feld,                      Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary                     President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 1, 2001)                Vice President and Assistant Secretary (since June 1999) of Centennial Asset
Age: 44                                 Management Corporation; Vice President (since 1997) of Oppenheimer Real Asset
                                        Management, Inc.; formerly Vice President and Associate Counsel of the Manager
                                        (June 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives,                       Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary                     President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 1, 2001)                Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
Age: 37                                 Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                        Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                        Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                        the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                        OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


48 | OPPENHEIMER MULTIPLE STRATEGIES FUND

OPPENHEIMER MULTIPLE STRATEGIES FUND



===============================================================================
 Investment Advisor     OppenheimerFunds, Inc.


===============================================================================
 Distributor            OppenheimerFunds Distributor, Inc.


===============================================================================
 Transfer and           OppenheimerFunds Services
 Shareholder
 Servicing Agent


===============================================================================
 Independent Auditors   KPMG LLP


===============================================================================
 Legal Counsel          Mayer Brown Rowe and Maw

                        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York,
                        NY 10018.


(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


49 | OPPENHEIMER MULTIPLE STRATEGIES FUND


OPPENHEIMERFUNDS FAMILY

===========================================================================================================================
 Global Equity          Developing Markets Fund                 Global Fund
                        International Small Company Fund        Quest Global Value Fund
                        Europe Fund                             Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------------------------
 Equity                 Stock                                   Stock & Bond
                        Emerging Technologies Fund              Quest Opportunity Value Fund
                        Emerging Growth Fund                    Total Return Fund
                        Enterprise Fund                         Quest Balanced Value Fund
                        Discovery Fund                          Capital Income Fund
                        Main Street(R) Small Cap Fund           Multiple Strategies Fund
                        Small Cap Value Fund                    Disciplined Allocation Fund
                        MidCap Fund                             Convertible Securities Fund
                        Main Street(R) Opportunity Fund         Specialty
                        Growth Fund                             Real Asset Fund(R)
                        Capital Appreciation Fund               Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund     Tremont Market Neutral Fund, LLC(1)
                        Value Fund                              Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------------------------
 Income                 Taxable                                 Rochester Division
                        International Bond Fund                 California Municipal Fund(3)
                        High Yield Fund                         New Jersey Municipal Fund(3)
                        Champion Income Fund                    New York Municipal Fund(3)
                        Strategic Income Fund                   Municipal Bond Fund
                        Bond Fund                               Limited Term Municipal Fund(4)
                        Senior Floating Rate Fund               Rochester National Municipals
                        U.S. Government Trust                   Rochester Fund Municipals
                        Limited-Term Government Fund            Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)            Pennsylvania Municipal Fund(3)
---------------------------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                   Stock & Bond
                        Mercury Advisors Focus Growth Fund      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(5)
                        Mercury Advisors S&P 500(R) Index Fund(2)
 Money Market(6)        Money Market Fund                       Cash Reserves



 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


50 | OPPENHEIMER MULTIPLE STRATEGIES FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative(1) by saying "Agent" when prompted

   o And more!



Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.


51 | OPPENHEIMER MULTIPLE STRATEGIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


52 | OPPENHEIMER MULTIPLE STRATEGIES FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).


53 | OPPENHEIMER MULTIPLE STRATEGIES FUND

INFORMATION AND SERVICES

                                                     [GRAPHIC OMITTED]
                                                        eDocsDirect

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE!
With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today
at www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink(1) and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPASX  Class B: OASBX  Class C: OASCX  Class N: OASNX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                     [LOGO OMITTED]
                                                     OppenheimerFunds(R)
                                                     Distributor, Inc.

RA0240.001.0902   November 29, 2002